MONTHLY SERVICER REPORT                                                  Page: 1

Issuer:              GREATAMERICA LEASING RECEIVBLES 2002-1, L.L.C.
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   8/15/02

PAYMENT SUMMARY
Class                Beginning       Pass Thru   Interest       Principal           Total           Ending               Bond
Name     CUSIP       Balance           Rate      Paid           Paid             Distribution       Balance             Factor
----     -----       -------           ----      ----           ----             ------------       -------             ------
A-1      39153QAA3  27,589,515.59    2.25794%    53,643.32    6,007,754.78       6,061,398.10        21,581,760.81      41.75%
A-2      39153QAC9  38,294,984.07    3.36000%   107,225.96              -          107,225.96        38,294,984.07     100.00%
A-3      39153QAD7  84,887,214.69    4.47000%   316,204.87              -          316,204.87        84,887,214.69     100.00%
A-4      39153QAE5  37,529,084.39    5.10000%   159,498.61              -          159,498.61        37,529,084.39     100.00%
B        39153QAF2   9,505,569.17    4.60000%    36,438.02      303,276.08         339,714.10         9,202,293.08      85.82%
C        39153QAG0   9,618,730.70    4.91000%    39,356.64      306,886.51         346,243.15         9,311,844.19      85.82%
D        39153QAH8  12,108,284.53    5.55000%    56,000.82      386,315.96         442,316.78        11,721,968.57      85.82%

Totals             219,533,383.14               768,368.23    7,004,233.34       7,772,601.57       212,529,149.80


                               Target
           (defined)          Investor
             Class            Principal
Class      Percentage          Amount
-----      ----------         ---------
AGGSNR      83.2000%       182,293,043.95
B            4.2000%         9,202,293.08
C            4.2500%         9,311,844.19
D            5.3500%        11,721,968.57


(Retained) Certificate Balance                                6,573,066.49
% of Agg. Collateral Value, beginning                                2.90%
% of Agg. Collateral Value, ending                                   3.00%




Monthly Principal Amount                                      7,220,859.11
Additional Principal                                                     -
Overcollateralization Balance, beginning                      6,789,692.26
Overcollateralization Balance, ending                         6,573,066.49
Cumulative Loss Amount                                                   -

MONTHLY SERVICER REPORT                                                  Page: 2

Issuer:              GREATAMERICA LEASING RECEIVBLES 2002-1, L.L.C.
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   8/15/02

AGGREGATE COLLATERAL VALUE (Discount Rate = 5.299%)
Initial Aggregate Discounted Contract Balance                                     255,299,893.79

Aggregate Discounted Contract Balance, beginning                                  226,323,075.40
Aggregate Discounted Contract Balance, ending                                     219,102,216.29

Total Contracts in Pool                                                                   25,575

RESIDUAL ACCOUNT
Residual Account Balance, beginning                                                            -
Residual Account Balance, ending                                                               -



SERVICER ADVANCES
Cumulative un-reimbursed Servicer Advances, beginning                                 817,313.04
    Unreimbursed Servicer Advances collected                                          624,480.39
    Servicer Advances for the current Due Period                                      659,862.99
    Non-recoverable Unreimbursed Servicer Advances                                     91,057.39
Cumulative un-reimbursed Servicer Advances, ending                                    761,638.25


PAYAHEAD ACCOUNT
Advance Payment Balance, beginning                                                  2,211,670.60
    Pymts rec'd in prior periods attributable to current Due Period                 2,134,898.33
    Pymts attributable to future Due Periods                                        2,690,924.89
Advance Payments Balance, ending                                                    2,767,697.16


SUBSTITUTIONS
Defaulted Leases and Excess Contracts Substituted to date, beginning                  711,619.30
    Defaulted Leases and Excess Contracts Substituted this month                      594,784.92
Defaulted Leases and Excess Contracts Substituted to date, ending                   1,306,404.22
Total Substituted to date, ending                                                          0.51%

Prepaid Contracts Substituted to date, beginning                                    1,867,002.92
     Prepaid Contracts Substituted this month                                         526,131.01
Prepaid Contracts Substituted to date, ending                                       2,393,133.93

RESERVE FUND
Reserve Account Balance, beginning                                                  3,394,846.13
    Required Reserve Amount                                                         3,286,533.24
    Required Draw to Increase Available Funds                                                  -
    Reserve Fund Deficiency covered by Excess Available Funds                                  -
    Excess Reserve Funds released to Waterfall                                        108,312.89
Reserve Account Balance, ending                                                     3,286,533.24

MONTHLY SERVICER REPORT                                                  Page: 3

Issuer:              GREATAMERICA LEASING RECEIVBLES 2002-1, L.L.C.
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   8/15/02

AVAILABLE FUNDS (COLLECTION ACCOUNT)
    Scheduled Payments Received                                                     8,167,300.46
    Reinv. From Collections, Payahead, Residual, and Reserve Accounts                  17,332.31
    Past Due Payments received                                                        624,480.39
    Past due payments due on Early Termination (from Seller)                                   -
    Proceeds from Prepayments                                                         599,818.06
    Recoveries on Non-Performing Leases Not Substituted                                        -
    Servicer Advances                                                                 659,862.99
    Casualty and Termination Payments                                                          -
    Expired Contract Proceeds                                                          12,281.84
    Repurchases of Ineligible Contracts                                                        -
    Defaulted Contracts Recoveries                                                      2,999.00
    Net decrease (increase) in Advance Lease Payments Balance                       (556,026.56)
    Excess Reserve Funds                                                              108,312.89
Total Available Funds                                                               9,636,361.38

DISTRIBUTIONS OF FUNDS
Pursuant to Section 7.05(a) of the Sale and Servicing Agreement
Available Funds                                                                     9,636,361.38
    Reserve Fund Draw to Increase Available Funds                                              -
 (i)To the Servicer, Unreimbursed Servicer Advances                                   715,537.78
(ii)Back Up Servicer Fee (2.5 bp)                                                       4,715.06
(iii)To the Servicer, Servicing Fee (75 bp)                                           141,451.92
(vi)-(ix)Note Interest Paid                                                           768,368.23
(x)-(xvi)Note Principal Paid                                                        7,004,233.34
(xviii)Reserve Fund Deposit                                                                    -
(xxi)Remainder to the Issuer                                                        1,002,055.04


DELINQUENCY AND LOSS INFORMATION

                 Contracts         Balance Remain       Percentage
                 ---------         --------------       ----------
Current           25,062           37,529,084.39         99.37%
31 - 60 days         106              621,759.90          0.27%
61 - 90 days          46              427,951.50          0.18%
91 - 120 days         35              418,239.27          0.18%


   Current      Current        Current       Cumulative      Cumulative
   Losses      Recoveries      Net Loss      Gross Loss       Net Loss
   ------      ----------      --------      ----------       --------
  547,824.16       -          547,824.16   1,269,432.47     1,200,707.75


RESIDUAL EVENT TRIGGERS
                                                      Average of         Current        Prior       2nd Prior
                                                     Last 3 months      Due Period    Due Period    Due Period
                                                     -------------      ----------    ----------    ----------
Residual Realization Percentage (Trigger < 85.00%)       223.94%          148.75%       180.25%       342.81%
Delinquency Percentage (Trigger > 6.00%)                   0.73%            0.63%         0.82%         0.75%
Cumulative Net Loss Percentage (Triggers Below)                             0.47%         0.26%         0.15%
        Collection Periods  1-12     3.40%
        Collection Periods  13-24    5.00%
        Collection Periods  25+      6.40%
Residual Event?       No

The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is True and accurate in all resects; and that no Servicer Default or even that with notice or lapse of time or both would become a Servicer Default, has occurred.

GreatAmerica Leasing Corporation, as Servicer


By: ---------------------------------------------
      Brett Steffen



      Assistant Controller
 MONTHLY SERVICER REPORT                                                 Page: 4

Issuer:              GREATAMERICA LEASING RECEIVBLES 2002-1, L.L.C.
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   8/15/02

Monthly Principal Amount The excess, if any, of:
i. Sum of:    Aggregate Principal Amount of the Notes as of the immediately preceding Payment Date     219,533,383.14
               Overcollateralization Balance as of the immediately preceding Payment Date                6,789,692.26
                                                                                                       --------------
Over                                                                                                   226,323,075.40
ii. Pool Balance, last day of the Collection Period completed immediately prior to the Payment Date    219,102,216.29
                                                                                                       --------------
         Monthly Principal Amount                                                                        7,220,859.11


Class A Principal Payment Amount
Class A Target Investor Principal Amount (see below)                                                   182,293,043.95
Beginning Outstanding Aggregate Principal Amount of the Class A Notes                                  188,300,798.73
                                                                                                       --------------
     Class A Principal Amount                                                                            6,007,754.78


Class B Principal Payment Amount
Lessor of:
     1.  Excess, if any, of:
         a.  Monthly Principal Amount, over                                                              7,220,859.11
         b.  Class A Payment Amount                                                                      6,007,754.78
                                                                                                       --------------
    And                                                                                                  1,213,104.33
     2.  Excess, if any, of:
         a.  Beginning Outstanding Aggregate Principal Amount of the Class B Notes                       9,505,569.17
         Over, the greater of:
            X  Class B Target Investor Principal Amount (see below)                                      9,202,293.08
           And
            Y Class B Floor (see below)                                                                (22,459,264.63)
                                                                                                       --------------
         Class B Principal Payment Amount                                                                  303,276.08


Class C Principal Payment Amount
Lessor of:
     1.  Excess, if any, of:
         a.  Monthly Principal Amount, over                                                              7,220,859.11
         b.  Sum of the Class A and Class B Principal Payment Amounts                                    6,311,030.86
                                                                                                       --------------
           And                                                                                             909,828.25
     2.  Excess, if any, of:
         a.  Beginning Outstanding Aggregate Principal Amount of Class C Notes                           9,618,730.70
         Over, the greater of:
             X  Class C Target Investor Principal Amount (see below)                                     9,311,844.19
         and
             Y Class C Floor (see below)                                                               (14,985,053.04)
                                                                                                       --------------
         Class C Principal Payment Amount                                                                  306,886.51
Provided however, that if the outstanding principal amount of the Class B notes is less than Or equal to the Class B Floor on the CURRENT Distribution Date, the
Class C Floor will Equal the outstanding principal amount of the Class C notes utilized in the calculation of the Class B Floor for the CURRENT Distribution
Date.


Class D Principal Payment Amount
Lesser of:
     1.  Excess, if any, of:
         a.  Monthly Principal Amount, over                                                              7,220,859.11
         b.  Sum of the Class A, Class B, and Class C Principal Payment Amounts                          6,311,030.86
                                                                                                       --------------
     And                                                                                                   602,941.74
     2.  Excess, if any, of:
         a.  Beginning Outstanding Aggregate Principal Amount of the Class D Notes                      12,108,284.53
         Over, the great of:
             X  Class D Target Investor Principal Amount (see below)                                    11,721,968.57
             And
             Y Class D Floor (see below)                                                                (5,046,817.58)
                                                                                                       --------------
         Class D Principal Payment Amount                                                                  386,315.96
Provided however, that if the outstanding principal amount of the Class B notes is less than Or equal to the Class B Floor on the CURRENT Distribution Date, the
Class C Floor will Equal the outstanding principal amount of the Class C notes utilized in the calculation of the Class B Floor for the CURRENT Distribution
Date.

                                                                         Page: 5

Class A Target Investor Principal Amount:
The product of:
i.  Class A Percentage                                                                                         83.20%
and
ii  Pool Balance as of the last day of the Collection Period                                           219,102,216.29
                                                                                                       --------------
Class A Target Investor Principal Amount                                                               182,293,043.95


Class B Target Investor Principal Amount:
i.  Class B Percentage                                                                                          4.20%
and
ii  Pool Balance as of the last day of the Collection Period                                           219,102,216.29
                                                                                                       --------------
Class B Target Investor Principal Amount                                                                 9,202,293.08


Class C Target Investor Principal Amount:
i.  Class C Percentage                                                                                          4.25%
and
ii  Pool Balance as of the last day of the Collection Period                                           219,102,216.29
                                                                                                       --------------
Class C Target Investor Principal Amount                                                                 9,311,844.19


Class D Target Investor Principal Amount:
i.  Class D Percentage                                                                                          5.35%
and
ii  Pool Balance as of the last day of the Collection Period                                           219,102,216.29
                                                                                                       --------------
Class D Target Investor Principal Amount                                                                11,721,968.57


Class B
Floor:                                                                                                          3.66%
i. 3.66% of the Original Pool Balance, plus                                                              9,343,976.11
ii. Cumulative Loss Amount (see below), minus                                                                       -
iii.  the sum of:
      a. outstanding Principal Amount of the Class C and D Notes after payment on                       21,727,015.24
      immediately preceding Payment Date
      b. Overcollateralization Balance on immediately preceding Payment Date                             6,789,692.26
     c.  Balance in Reserve Fund and Residual Account after amounts withdrawn on Payment Date            3,286,533.24
                                                                                                       --------------
     Class B Floor                                                                                     (22,459,264.63)

Class C
Floor:                                                                                                          2.82%
i.  2.82% of the Original Pool Balance, plus                                                              7,199457.00
ii.  Cumulative Loss Amount(see below), minus                                                                       -
iii.  the sum of:
     a.  Outstanding Principal Amount of Class D Notes after payment on                                 12,108,284.53
     immediately preceding Payment Date
     b.  Overcollateralization Balance immediately preceding Payment Date                                6,789,692.26
     c.  Balance in Reserve Fund and Residual Account after amounts withdrawn on Payment Date            3,286,533.24
                                                                                                       --------------
     Class C Floor                                                                                     (14,985,053.04)

Class D
Floor                                                                                                           1.97%
i.   1.97% of the Original Pool Balance, plus                                                            5,029,407.91
ii.  Cumulative Loss Amount (see below), minus                                                                      -
iii.  the sum of:
     a.  Overcollateralization Balance on immediately preceding Payment Date                             6,789,692.26
     b.  Balance in Reserve Fund and Residual Account after amounts withdrawn on Payment Date            3,286,533.24
                                                                                                       --------------
     Class D Floor                                                                                      (5,046,817.58)

Cumulative Loss Amount:
The excess, if any, of:
i.  the total of:
     a.  Outstanding Principal Amount of Notes on preceding Payment Date, plus                         219,533,383.14
     b.  Overcollateralization Balance on immediately preceding Payment Date, minus                      6,789,692.26
     c.  The lessor of:
          1.  Monthly Principal Amount                                                                   7,220,859.11
       and
          2.  Available Amounts remaining after payment of all amounts to Servicer and interest          8,001,573.31
                                                                                                       --------------
       over                                                                                            219,102,216.29
ii.  Pool Balance as of the last day of the Collection Period                                          219,102,216.29
                                                                                                       --------------
     Cumulative Loss Amount                                                                                         -
